Exhibit 10.1

EXECUTION COPY

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”) is dated as of March 22, 2006 between Broadwing Corporation, a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Advice” has the meaning set forth in Section 6.5.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Closing” means the closing of the purchase and sale of the Company Shares pursuant to Section 2.1.

“Closing Date” means the date of the Closing.

“Company Counsel” means Mayer, Brown, Rowe & Maw LLP, counsel to the Company.

“Company Shares” means an aggregate of 3,000,000 shares of Common Stock, which are being issued and sold by the Company to the Purchasers at the Closing.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Effectiveness Period” has the meaning set forth in Section 6.1(b).

“Event Payment Date” has the meaning set forth in Section 6.1(c).

“8-K Filing” has the meaning set forth in Section 4.4.

“Event” has the meaning set forth in Section 6.1(c).

“Event Payments” has the meaning set forth in Section 6.1(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Events” has the meaning set forth in Section 6.1(c).

“Form 10-K” has the meaning set forth in Section 3.1(a).

“GAAP” has the meaning set forth in Section 3.1(g).

“Indemnified Party” has the meaning set forth in Section 6.4(c).

“Indemnifying Party” has the meaning set forth in Section 6.4(c).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(u).

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation, investigation and litigation and reasonable attorneys’ fees.

“Material Adverse Effect” has the meaning set forth in Section 3.1(b).

“Material Permits” has the meaning set forth in Section 3.1(v).

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced, threatened, brought, conducted or heard by or before, or otherwise involving, any governmental entity or arbitrator.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B, as applicable, promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchaser Counsel” has the meaning set forth in Section 6.2(a).

“Registrable Securities” means any Common Stock issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Related Person” has the meaning set forth in Section 4.6.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Subsidiary” means any “significant subsidiary,” as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission pursuant to the Exchange Act

“Trading Day” means any day on which the Common Stock is listed or quoted and traded on the Trading Market.

“Trading Market” means the Nasdaq National Market.

“Transaction Documents” means this Agreement, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent Instructions” means the Irrevocable Transfer Agent Instructions, in the form of Exhibit A, executed by the Company and delivered to and acknowledged in writing by the Company’s transfer agent.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Company Shares set forth on such Purchaser’s signature page attached hereto following the heading “Number of Shares.” The Closing shall take place at the offices of Company Counsel within five Business Days immediately following the execution hereof, or at such other location or time as the parties may agree.

2.2 Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Company Shares equal to the number of Company Shares set forth opposite such Purchaser’s name on Schedule A hereto under the heading “Purchased Shares,” registered in the name of such Purchaser;

(ii) legal opinions of the Company’s internal counsel and Company Counsel, in the form of Exhibit B-1 and B-2 respectively, executed by such counsel and delivered to the Purchasers; and

(iii) duly executed Transfer Agent Instructions acknowledged by the Company’s transfer agent.

(b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the purchase price set forth set forth on such Purchaser’s signature page attached hereto following the heading “Purchase Price” in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Purchaser by the Company for such purpose.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Purchasers as follows (which representations and warranties shall be deemed to apply, where appropriate, to each Subsidiary of the Company):

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in the SEC Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”) or Schedule 3.1(a). Except as disclosed in the Form 10-K or in Schedule 3.1(a), the Company owns, directly or indirectly, the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) reasonably be expected to have or result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (iii) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such conflict, default or termination right could not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected.

(e) Issuance of the Company Shares. The Company Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive rights or similar rights of stockholders.

(f) Capitalization. As of February 28, 2006, the outstanding capital stock of the Company consists of 76,165,407 shares, 76,165,407 shares of which are common stock, $0.01 par value per share, and zero shares of which are preferred stock, $0.01 par value per share. The preceding sentence does not give effect to the Company’s private placement of 7,400,000 shares of Common Stock on March 14, 2006 and any other subsequent issuances of Common Stock pursuant to the Company’s equity based compensation plans. As of February 28, 2006, the authorized capital stock of the Company consists of 1,900,000,000 shares of common stock. As of December 31, 2005, there were 74,038,257 shares of common stock issued and outstanding. There were no shares of preferred stock outstanding on December 31, 2005. Except as disclosed in the SEC Reports (as defined below), there has been no material change in the Company’s capitalization since December 31, 2005. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in Schedule 3.1(f) here are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as disclosed in Schedule 3.1(f), the issue and sale of the Company Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in the proxy statement for the Company’s annual meeting of stockholders held on May 13, 2005, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

(g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials (together with any materials filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports to the extent required by the rules and regulations of the Commission as in effect at the time of filing.

(h) Material Changes. Since the date of the audited financial statements included in the Form 10-K, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.

(i) Absence of Litigation. Except as disclosed in the Form 10-K, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(j) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the Company’s knowledge, is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

(k) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property, do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and could not, individually or in the aggregate, have or result in a Material Adverse Effect. To the Company’s knowledge, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance except, in each case, as could not reasonably be expected to result in a Material Adverse Effect.

(l) Certain Fees. Other than fees to Jefferies & Company, Inc. and Davidson Capital Group for which the Company will be solely liable and which will be fully paid at Closing, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions pursuant to any agreement or arrangement to which the Company is a party.

(m) Private Placement. Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Company Shares by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Company Shares as contemplated hereby or (ii) cause the offering of the Company Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980. No consent, license, permit, waiver approval or authorization of, or designation, declaration, registration or filing with, the Commission or any state securities regulatory authority is required in connection with the offer, sale, issuance or delivery of the Company Shares, other than the possible filing of a Form D with the Commission.

(n) Well-Known Seasoned Issuer; Form S-3 Eligibility. The Company is currently, and will be at the time of filing of the Registration Statement, a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. The Registration Statement will be at the time of filing an “automatic shelf registration statement,” as defined in Rule 405 under the

Securities Act, the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to use of the automatic shelf registration statement form, and the Company is eligible to register the Company Shares for resale by the Purchasers using Form S-3 promulgated under the Securities Act.

(o) Company Not Ineligible Issuer. The Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary under the circumstances that the Company be considered an ineligible issuer.

(p) Listing and Maintenance Requirements. Since October 8, 2004, the Company has been in compliance with all listing and maintenance requirements for the Trading Market on which the Common Stock is listed or quoted except, in each case, as could not reasonably be expected to result in de-listing or suspension from the Trading Market.

(q) Registration Rights. The Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied and extinguished, except pursuant to the Purchase Agreement, dated March 12, 2006, between the Company and the purchasers named therein.

(r) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchasers solely as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Company Shares and the Purchasers’ ownership or disposition of the Company Shares.

(s) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company taken as a whole is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2.

(t) Acknowledgment Regarding Purchasers’ Purchase of Company Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Company Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(u) Patents and Trademarks. Except as disclosed in the Form 10-K, to the Company’s knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Form 10-K and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person except as may be described in the Form 10-K or as could not reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights, in each case except as may be described in the Form 10-K or as could not reasonably be expected to result in a Material Adverse Effect.

(v) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Form 10-K, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit, except as described in the Form 10-K or as could not reasonably be expected to result in a Material Adverse Effect.

(w) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors) exceeding $60,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(x) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(y) Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(z) Internal Accounting and Disclosure Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are effective.

(aa) Internal Control Over Financial Reporting. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the audited financial statements included in the Form 10-K, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(bb) Sarbanes-Oxley Act. The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof.

(cc) Labor Relations. No labor or employment dispute exists or, to the knowledge of the Company, is imminent or threatened, with respect to any of the employees or consultants of the Company that has, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Company Shares hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.

(b) Investment Intent. Such Purchaser is acquiring the Company Shares as principal for its own account for investment purposes only and not with a view to or for distributing such Company Shares or any part thereof, without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Company Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Company Shares for any period of time. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Company Shares.

(c) Purchaser Status. At the time such Purchaser was offered the Company Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Company Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Company Shares and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Company Shares and the merits and risks of investing in the Company Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(f) Certain Fees. Except for the fees that will be payable by the Company under Section 3.1(l), such Purchaser has not entered into any agreement or arrangement that would entitle any broker or finder to compensation by the Company in connection with the sale of the Company Shares to such Purchaser.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Company Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Company Shares other than pursuant to an effective registration statement or to the Company or pursuant to paragraph (k) of Rule 144, except as otherwise set forth herein, the Company may require that the transferor provide to the Company an opinion of counsel, selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Company Shares by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Company Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, (I) THESE SECURITIES MAY BE TRANSFERRED TO AN AFFILIATE (AS SUCH TERM IS USED IN RULE 144 UNDER THE SECURITIES ACT) PROVIDED SUCH AFFILIATE IS AN “ACCREDITED INVESTOR” (AS SUCH TERM IS DEFINED IN RULES AND REGULATIONS PROMULGATED

UNDER THE SECURITIES ACT), AND (II) THESE SECURITIES MAY BE PLEDGED TO AN “ACCREDITED INVESTOR” (AS SUCH TERM IS DEFINED IN RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES ACT) IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Certificates evidencing Company Shares shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Company Shares is effective under the Securities Act, or (ii) following any sale of such Company Shares pursuant to Rule 144, or (iii) if such Company Shares are eligible for sale under paragraph (k) of Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its internal counsel and Company Counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company’s transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Company Shares, the Company will no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Company Shares, deliver or cause to be delivered to such Purchaser a certificate representing such Company Shares that is free from all restrictive and other legends. Following the Effective Date and upon the delivery to any Purchaser of any certificate representing Company Shares that is free from all restrictive and other legends, such Purchaser agrees that any sale of such Company Shares shall be made pursuant to the Registration Statement and in accordance with the plan of distribution described therein. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. For so long as any Purchaser owns Company Shares, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.

(c) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Company Shares to a pledgee or secured party that is an “accredited investor” (as defined in Rule 501(a) under the Securities Act) in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Company Shares and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Company Shares to such pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Company Shares may reasonably request in connection with a pledge or transfer of the Company Shares pursuant to this Section 4.1(c), including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

4.2 Filing of Information . As long as any Purchaser owns Company Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Company Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Company Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Company Shares may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

4.3 Integration. The Company shall not, and shall use its commercially reasonably efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Company Shares in a manner that would require the registration under the Securities Act of the sale of the Company Shares to the Purchasers or that would be integrated with the offer or sale of the Company Shares for purposes of the rules and regulations of any Trading Market.

4.4 Securities Laws Disclosure; Publicity. The Company shall, on or before 9:30 a.m., Eastern Daylight Time on March 24, 2006, issue a press release reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. No later than the first Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K (the “8-K Filing”) with the Commission describing the terms of the transactions contemplated by the Transaction Documents and including as an exhibit to the 8-K Filing, this Agreement, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby. Except with respect to the 8-K Filing (a copy of which will be provided to the Purchasers for their review as early as practicable prior to its filing), the Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with, any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to require the Company to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Each press release disseminated during the 12 months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

4.5 Use of Proceeds. Except as set forth on Schedule 4.5, the Company shall use the net proceeds from the sale of the Securities hereunder for general corporate purposes.

4.6 Reimbursement. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling person, employee or agent of a Purchaser or any of its Affiliates (a “Related Person”) becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents (other than transactions brought by the investors or shareholders of such Purchaser against such Purchaser), the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser’s or Related Person’s gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or

Related Person in connection with such transactions. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or promptly reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys’ fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to promptly reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph.

ARTICLE V.

CONDITIONS

5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Company Shares at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date; and

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Company Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

(b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.

ARTICLE VI.

REGISTRATION RIGHTS

6.1 Shelf Registration.

(a) As promptly as possible following the Closing, and in no event more than 10 Business Days following the Closing, the Company shall file with the Commission a “Shelf” Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (a copy of such Registration Statement is attached hereto as Exhibit C-1). The Registration Statement shall be on Form S-3 and shall contain (except if otherwise directed by the Purchasers) the “Plan of Distribution” attached hereto as

Exhibit C-2. Notwithstanding the Company’s representation that it is Form S-3 eligible, and without relieving the Company of any liability it should have for such breach of such representation, if the Company is at the time of filing not eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on another appropriate form in accordance herewith as the Purchasers may consent. Notwithstanding the Company’s representation that the Registration Statement shall be an “automatic shelf registration statement,” and without relieving the Company of any liability it should have for such breach of such representation, if the Registration Statement is not automatically effective upon filing, the Company shall use its reasonable best efforts to cause the Registration Statement to become effective as soon as possible after filing. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading, except with respect to any information provided by a Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto.

(b) The Company shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the date that all Registrable Securities covered by such Registration Statement have been sold or (ii) the second anniversary of the Closing Date (the “Effectiveness Period”).

(c) Upon the occurrence of any Event (as defined below) and on every monthly anniversary thereof until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 0.5% of the aggregate purchase price paid by such Purchaser for the first month and 1.0% for each month thereafter for all the Company Shares. The payments to which a Purchaser shall be entitled pursuant to this Section 6.1(d) are referred to herein as “Event Payments.” Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event, and any such Event Payments shall be due and payable monthly on or before the 10th Business Day following the earlier to occur of either (i) the cure of an Event or (ii) the monthly anniversary of the Event (and each monthly anniversary thereafter until the cure of the Event) (an “Event Payment Date”). In the event the Company fails to make Event Payments by the Event Payment Date, such Event Payments shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full.

For such purposes, each of the following shall constitute an “Event”:

(i) except (A) as provided for in Section 6.1(d), (B) if the Company is involved in a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act, or (C) a merger or consolidation of the Company or a sale of more than one-half of the assets of the

Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least 50% of the voting rights and equity interests of the surviving entity or acquirer (clauses (B) and (C), collectively, the “Excluded Events”) after the Effective Date, a Purchaser is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason for a period of at least five consecutive Trading Days, provided that such an Event shall be deemed “cured” for purposes of this Section 6.1(c) upon the termination of such period; or

(ii) the Common Stock is not listed or quoted, or is suspended from trading, on the Trading Market for a period of at least three consecutive Trading Days at any time during the first 12 months after the Effective Date, provided that such an Event shall be deemed “cured” for purposes of this Section 6.1(c) upon the termination of such period;

(iii) the Company fails for any reason to deliver a certificate evidencing any Company Shares to a Purchaser within three Trading Days after delivery of such certificate is required pursuant to any Transaction Document, provided that such an Event shall be deemed “cured” for purposes of this Section 6.1(c) upon the delivery of such certificate; or

(iv) the Company fails for any reason to file the Registration Statement pursuant to Section 6.1(a) or such Registration Statement does not become effective within 10 Business Days following the Closing Date.

(d) Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Purchasers, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Purchasers immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any Registration Statement if the Company determines in good faith, by appropriate resolutions or a certificate executed by the Company’s CEO and CFO, that (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to file a Registration Statement at such time and (B) it is in the best interests of the Company to defer proceeding with such registration at such time. Upon receipt of such notice, each Purchaser shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Purchaser has received copies of a supplemented or amended Prospectus or until such Purchaser is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 6.1(d) may not be exercised (x) more than twice in the 60 Trading Days immediately subsequent to the Effective Date or for a period of greater than 10 Trading Days during such period, or (y) more than twice or for a period greater than 45 days in any twelve-month period after the 60 Trading Days immediately subsequent to the Effective Date. Immediately after the end of any suspension period under this Section 6.1(d), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Purchasers to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

(e) The Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, except to the extent required pursuant to the Purchase Agreement, dated March 12, 2006, between the Company and the purchasers named therein

6.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference (other than any documents containing material non-public information)), the Company shall (i) furnish to each Purchaser and any counsel designated by any Purchaser (each, a “Purchaser Counsel”) copies of all such documents proposed to be filed and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements (other than periodic reports required under the Exchange Act) thereto to which Purchasers holding a majority of the Registrable Securities shall reasonably object in writing within two Trading Days of receipt. Notwithstanding the foregoing, this paragraph (a) shall not apply to the initial filing of the Registration Statement attached hereto as Exhibit C-1.

(b) (i) Subject to Section 6.1(d), prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide each Purchaser true and complete copies of all correspondence from and to the Commission relating to the Registration Statement (other than correspondence containing material nonpublic information); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Purchasers of Registrable Securities to be sold and each Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person)

confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Purchaser a copy of such comments and of all written responses thereto (other than any correspondence containing material nonpublic information)); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e) Furnish to each Purchaser and Purchaser Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to each Purchaser and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(g) (i) In the time and manner required by the Trading Market, prepare and file with the Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on the Trading Market as soon as possible thereafter; (iii) provide to the Purchasers evidence of such listing; and (iv) except as a result of the Excluded Events, during the Effectiveness Period, maintain the listing of such Registrable Securities on the Trading Market.

(h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Purchasers and each Purchaser

Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(i) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request.

(j) With respect to any event that would cause the Registration Statement not to be continuously effective as required by Section 6.1(b), including for any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Cooperate with any reasonable due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including, without limitation, by making available any documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information unless such Purchaser specifically requests in advance to receive material, nonpublic information in writing and, if requested by the Company, such Purchaser agrees in writing to treat such information confidentially.

(l) Comply with all applicable rules and regulations of the Commission in all material respects.

6.3 Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses incurred by the Company, (d) fees and disbursements of counsel for the Company,

(e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

6.4 Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, partners, members, agents, investment advisors and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that

(i) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the gross proceeds in respect of the sale by such Purchaser of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder.

(d) Contribution. If a claim for indemnification under Section 6.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the total amount for which the Registrable Securities were sold by such Purchaser. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.5 Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or (vii), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

6.7 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered, provided that the including of the Registrable Securities in such registration statement shall not relieve the Company of its obligations under this Article VI, except pursuant to the Purchase Agreement, dated March 12, 2006, between the Company and the purchasers named therein.

ARTICLE VII.

MISCELLANEOUS

7.1 Termination. This Agreement may be terminated by the Company or any Purchaser, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all fees of its transfer agent, stamp taxes and other taxes and duties levied in connection with the sale and issuance by the Company of Company Shares hereunder.

7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, each party hereto will execute and deliver to any other party hereto such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, (d) the third Trading Day after the date of deposit, first class postage prepaid, in the U.S. mails, or (e) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under Article VI and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding at least a majority of the Registrable Securities to which such waiver or consent relates.

7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Company Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Company Shares, by the provisions hereof that apply to the “Purchasers.” Notwithstanding anything to the contrary herein, Company Shares may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Company Shares, provided such Person is an “accredited investor” as such term is defined in the rules and regulations under the Securities Act.

7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.6 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

7.9 Governing Law; Venue; Waiver Of Jury Trail. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Company Shares, as applicable.

7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or any Purchaser enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

7.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Company Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

Address for Notice:

1122 Capital of Texas Highway
Austin, Texas 78746
Facsimile No.: (443) 259-4416
Attn: Chief Financial Officer

With a copy to:	Mayer, Brown, Rowe & Maw LLP
71 South Wacker Drive
Chicago, Illinois 60606
Facsimile No.: (312) 701-7711
Attn: Philip J. Niehoff, Esq.

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among Broadwing Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser:

GLG North American Opportunity Fund

By:	GLG Partners, LP
Robert Price
Title:	Head of Operations

Record
Address:	Walker House
PO Box 908 GT
Georgetown, Grand Cayman, Cayman Islands
Telecopy No.:

Number of Shares: 615,000

Purchase Price: $12.00

Agreed to and accepted this 22nd day of March, 2006

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among Broadwing Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser: EagleRock Master Fund, L.P.

By:	[unintelligible]
Title:	Manager

Record
Address:	24 West 40th Street, 10th Floor
New York, NY 10018
Telecopy No.:

Number of Shares: 400,000

Purchase Price: $12.00

Agreed to and accepted this 22nd day of March, 2006

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among Broadwing Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser: EagleRock Institutional Partners, LP

By:	[unintelligible]
Title:	Manager

Record
Address:	24 West 40th Street, 10th Floor
New York, NY 10018
Telecopy No.:

Number of Shares: 215,000

Purchase Price: $12.00

Agreed to and accepted this 22nd day of March, 2006

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among Broadwing Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser: Tudor Proprietary Trading, LLC

By:	[unintelligible]
Title:	Managing Director

Record
Address:	c/o Tudor Investment Corporation
50 Rowes Wharf
Boston, MA 02110
Telecopy No.:

Number of Shares: 37,638

Purchase Price: $12.00

Agreed to and accepted this 22nd day of March, 2006

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among Broadwing Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser: The Tudor BVI Global Portfolio Ltd.

By:	[unintelligible]
Title:	Managing Director

Record
Address:	c/o Tudor Investment Corporation
50 Rowes Wharf
Boston, MA 02110
Telecopy No.:

Number of Shares: 69,899

Purchase Price: $12.00

Agreed to and accepted this 22nd day of March, 2006

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among Broadwing Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser: Witches Rock Portfolio Ltd.

By:	[unintelligible]
Title:	Managing Director

Record
Address:	c/o Tudor Investment Corporation
50 Rowes Wharf
Boston, MA 02110
Telecopy No.:

Number of Shares: 432,463

Purchase Price: $12.00

Agreed to and accepted this 22nd day of March, 2006

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among Broadwing Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser: Deephaven Event Trading, Ltd.

By:	/s/ Colin Smith
Title:	CEO

Record
Address:	130 Cheshire Lane, Suite 102
Minnetonka, MN 55305
Telecopy No.:

Number of Shares: 412,050

Purchase Price: $12.00

Agreed to and accepted this 22nd day of March, 2006

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among Broadwing Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser: Deephaven Growth Opportunities Trading Ltd.

By:	/s/ Colin Smith
Title:	CEO

Record
Address:	130 Cheshire Lane, Suite 102
Minnetonka, MN 55305
Telecopy No.:

Number of Shares: 162,975

Purchase Price: $12.00

Agreed to and accepted this 22nd day of March, 2006

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

EXECUTION COPY

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among Broadwing Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser: MA Deep Event Ltd.

By:	/s/ Colin Smith
Title:	CEO

Record
Address:	130 Cheshire Lane, Suite 102
Minnetonka, MN 55305
Telecopy No.:

Number of Shares: 39,975

Purchase Price: $12.00

Agreed to and accepted this 22nd day of March, 2006

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Purchase Agreement dated as of March 22, 2006 (the “Purchase Agreement”) by and among Broadwing Corporation and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser: Smithfield Fiduciary LLC

By:	/s/ Adam J. Chill
Title:	Authorized Signatory

Record
Address:	c/o Highbridge Capital Management, LLC
9 West 57th Street, 57th Floor
New York, NY 10019
Telecopy No.:

Number of Shares: 615,000

Purchase Price: $12.00

Agreed to and accepted this 22nd day of March, 2006

BROADWING CORPORATION

By:	/s/ Lynn D. Anderson
Name:	Lynn D. Anderson
Title:	Senior VP and CFO

Exhibit A

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

BROADWING CORPORATION

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Ladies and Gentlemen:

Reference is made to that certain Purchase Agreement, dated as of March [__], 2006 (the “Purchase Agreement”), by and among Broadwing Corporation, a Delaware corporation (the “Company”), and the purchasers named therein (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders shares of the Company’s common stock, par value $0.01 per share (the “Shares”).

The Company has agreed with the Holders that it will instruct you to: (A) issue the Shares free of all restrictive and other legends if, at the time of such issue, (i) a registration statement covering the resale of such Shares has been declared and is effective by the Commission under the Securities Act and Holders have agreed to only sell such Shares pursuant to the plan of distribution of such registration statement, (ii) such Shares are eligible for sale under Rule 144(k) or (iii) such legend is not required under applicable requirements of the Securities Act; or (B) reissue the Shares (if such shares were originally issued with a restrictive legend) free of all restrictive and other legends (i) upon the effectiveness of a registration statement covering the resale of the Shares, (ii) following any sale of such Shares pursuant to Rule 144, (iii) such Shares are eligible for sale under Rule 144(k) or (iv) if such legend is not required under applicable requirements of the Securities Act.

In furtherance of this instruction, upon the effectiveness of the Registration Statement (as defined in the Purchase Agreement) we have instructed our counsel to deliver to you their opinion letter in the form attached hereto as Exhibit I to the effect that the Registration Statement is effective and that the Shares are freely transferable by the Holders and accordingly may be issued (or reissued, as applicable) and delivered to the Holders free of all restrictive and other legends.

You need not require further letters from us or our counsel to effect any future issuance or reissuance of Shares to the Holders as contemplated by the Purchase Agreement and this letter. This letter shall serve as our standing irrevocable instructions with regard to this matter.

Please be advised that the Holders have relied upon this instruction letter as an inducement to enter into the Purchase Agreement. Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

BROADWING CORPORATION

By:
Name:	Kim D. Larsen
Title:	Senior Vice President, General Counsel and Secretary

ACKNOWLEDGED AND AGREED:

Continental Stock Transfer & Trust Company

By:
Name:
Title:

Exhibit I

[Counsel’s Letterhead]

[Transfer Agent]

Re: BROADWING CORPORATION

To Whom It May Concern:

We are writing on behalf of our client, Broadwing Corporation, a Delaware corporation (the “Company”), in connection with the Company’s recent filing of a Registration Statement on Form S-3 (File No.            ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to              shares of the Company’s common stock, par value $0.01 per share (the “Registrable Securities”), issued to the selling stockholders (the “Selling Stockholders”) listed in the selling stockholders table at page                          of the final prospectus, a copy of which is attached hereto as Exhibit A.

In connection with the foregoing, we advise you that the Registration Statement is effective under Rule 462(e) of the Securities Act of 1933, as amended. We have no knowledge that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC.

This letter shall serve as our standing opinion to you that the Shares are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of Shares to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated                          , 2006.

If you have any questions relating to the foregoing, please feel free to call me at                                     .

Very truly yours,

[Counsel]

Exhibit B-1

[List of Purchasers]

Ladies and Gentlemen:

As general counsel, I represented Broadwing Corporation, a Delaware corporation (the “Company”), in connection with the transactions contemplated in that certain Purchase Agreement dated as of March [__], 2006 (the “Purchase Agreement”), by and among the Company and the purchasers identified on the signature pages thereto (the “Purchasers”) providing for, among other things, the issuance and sale by the Company of shares of common stock of the Company, par value $0.01 per share (the “Shares”). This opinion is rendered pursuant to Section 2.2(a)(ii) of the Purchase Agreement. All capitalized terms not otherwise defined herein are defined as set forth in the Purchase Agreement.

I have reviewed the Purchase Agreement, the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) and the By-laws of the Company, in each case as amended to date, and the records of the meetings of the Board of Directors of the Company.

I have made such inquiry of the officers of the Company and have examined such corporate and other records, documents, agreements and instruments, certificates of officers of the Company and of public officials and have made such investigation as to matters of law as I have considered necessary for the purposes of this opinion. In making such investigation, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to original documents of all copies of documents, whether certified or not.

In rendering this opinion, I have relied, as to all questions of fact material to this opinion, upon certificates of public officials and officers of the Company, and representations and warranties by you and the Company contained in the Purchase Agreement.

All opinions contained herein with respect to the enforceability of agreements and instruments are qualified to the extent that (i) the enforceability of such agreements and instruments may be limited by general principles of equity, and the availability of the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceedings therefor may be brought, (ii) the enforceability of such agreements and instruments may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, (iii) I express no opinion as to the enforceability of any rights of indemnification relating to liabilities under the securities laws, (iv) the remedies of specific performance and injunctive and other forms of injunctive relief may be subject to equitable defenses and (v) I express no opinion as to the enforceability of any provisions of the Transaction Documents (as identified below) which waive rights granted by law where such waivers are against public policy.

B-1-1

The opinions expressed in this opinion letter are limited to the laws of the State of Maryland, federal laws of the United States of America and the General Corporation Law of the State of Delaware. I am not opining on, and I assume no responsibility with respect to, the applicability to or effect on any of the matters covered herein of the laws of any other jurisdiction or the local laws of any jurisdiction.

Based on the foregoing, I am of the opinion that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority, and all material governmental licenses, authorizations, consents and approvals, required to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted (all as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005) (the “Form 10-K”). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify would reasonably be expected to have a material adverse effect on the Company.

2. Each of the significant subsidiaries (as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission pursuant to the Exchange Act) set forth in the Form 10-K (the “Subsidiaries”) is an entity duly organized and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable).

3. The Company has all requisite power and authority to enter into and perform the Purchase Agreement and the Transfer Agent Instructions (together, the “Transaction Documents”), to issue, sell and deliver the Shares pursuant to the Transaction Documents and to carry out and perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

4. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery by the Company of the Transaction Documents, the authorization, issuance, sale and delivery of the Shares pursuant to the Purchase Agreement and the consummation by the Company of the transactions contemplated by the Transaction Documents has been duly taken. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as set forth above.

5. The Company’s authorized and outstanding stock is as set forth in Section 3.1(f) of the Purchase Agreement. All presently issued and outstanding shares of common stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive or similar rights, and have been issued in compliance with applicable securities laws and regulations. The Shares which are being issued on the date hereof pursuant to the Purchase Agreement have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive or similar rights. Except for rights described in Schedule 3.1(f) of the Purchase Agreement, I am not aware of any other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire from the Company any capital stock or other securities of the Company, or any other agreements to issue any such securities or rights. The rights, privileges and preferences of the common stock of the Company are as stated in the Company’s Certificate of Incorporation.

B-1-2

6. The execution, delivery and performance by the Company of, and the compliance by the Company with the terms of, the Transaction Documents, and the issuance, sale and delivery of the Shares pursuant to the Purchase Agreement do not (a) conflict with or result in a violation of any provision of any existing Delaware corporate law or, to my knowledge, any federal law, rule or regulation thereunder having applicability to the Company or its Subsidiaries (except that no opinion is expressed in this Paragraph 6 with respect to state and federal securities laws or the laws of any foreign jurisdiction), (b) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws of the Company, (c) to my knowledge, conflict with, result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, any agreement, instrument, order, writ, judgment or decree known to us to which the Company or its Subsidiaries is a party or is subject, except in each case as would not cause a material adverse effect on the Company, or (d) to my knowledge, result in the creation or imposition of any lien, claim or encumbrance on any of the Company’s or its Subsidiaries’ assets or properties, except in each case as would not reasonably be expected to cause a material adverse effect on the Company.

7. To my knowledge, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry, pending or threatened, before any court or governmental or administrative body or agency, or any private arbitration tribunal, against the Company or its Subsidiaries, or any of its officers, directors or employees (in connection with the discharge of their duties as officers, directors and employees), or affecting any of its properties or assets, except as disclosed in the Form 10-K or as would not reasonably be expected to cause a material adverse effect on the Company.

8. All consents, approvals, permits, orders or authorizations of, and all qualifications, registrations, designations or declarations with any federal or Delaware governmental authority on the part of the Company that are required in connection with the execution and delivery of the Purchase Agreement, the offer, sale, issuance or delivery of the Shares and the consummation of the transactions contemplated thereby have been obtained and are effective, except that no opinion is expressed in this Paragraph 8 with respect to state and federal securities laws governing the purchase and distribution of the Shares or the laws of any foreign jurisdiction.

This opinion is furnished to you as the purchaser of Shares, and is solely for your benefit and may not be relied upon by any other person. The foregoing opinions are rendered as of the date of this letter. I assume no obligation to update or supplement any of my opinions to reflect any changes in law or fact that may occur.

Sincerely,

Kim D. Larsen
General Counsel

B-1-3

Exhibit B-2

[List of Purchasers]

Ladies and Gentlemen;

This opinion is being rendered to you pursuant to Section 2.2(a)(ii) of the Purchase Agreement, dated March [__], 2006 (the “Purchase Agreement”), by and among Broadwing Corporation, a Delaware corporation (the “Company”), and the Purchasers named therein, relating to the sale to the Purchasers by the Company of shares of common stock of the Company, par value $0.01 per share (the “Shares”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

We have acted as special counsel to the Company in connection with the sale of the Shares. In rendering opinions expressed herein, we have examined originals or certified, conformed, reproduced or photostatic copies of all such records, agreements, instruments and documents as we have deemed relevant and necessary as the basis for the opinions hereinafter expressed. In all such examinations, we have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document. We have assumed the due authorization, execution and delivery of all documents and the validity and enforceability of all documents against all parties thereto, in accordance with their respective terms. As to questions of fact relevant to such opinions, we have relied upon representations, warranties and covenants contained in the documents, records, certificates of officers or representatives of the Company and others. With respect to any opinions below with respect to the Company, we have relied, with your permission, as to matters of fact, solely on the representations and warranties made by the Company in the Purchase Agreement.

All opinions contained herein with respect to the enforceability of agreements and instruments are qualified to the extent that (i) the enforceability of such agreements and instruments may be limited by general principles of equity, and the availability of the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceedings therefor may be brought, (ii) the enforceability of such agreements and instruments may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, (iii) we express no opinion as to the enforceability of any rights of indemnification relating to liabilities under the securities laws, (iv) the remedies of specific performance and injunctive and other forms of injunctive relief may be subject to equitable defenses and (v) we express no opinion as to the enforceability of any provisions of the Transaction Documents (as identified below) which waive rights granted by law where such waivers are against public policy.

Based upon and subject to the foregoing, and having regard for legal considerations which we deem relevant, we are of the opinion that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

B-2-1

2. The Company has all requisite power and authority to enter into and perform the Purchase Agreement and the Transfer Agent Instructions dated as of the date hereof (together, the “Transaction Documents”), to issue, sell and deliver the Shares pursuant to the Transaction Documents and to carry out and perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

3. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery by the Company of the Transaction Documents, the authorization, issuance, sale and delivery of the Shares pursuant to the Purchase Agreement and the consummation by the Company of the transactions contemplated by the Transaction Documents has been duly taken. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as set forth above.

4. The Company meets the eligibility requirements for the use of Form S-3 for the registration of the Shares in the twelve months ending on the date hereof, and to our knowledge, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended.

5. To our knowledge, the Company has filed all reports (the “SEC Documents”) required to be filed by it under Sections 13(a) and 15(d) of the Exchange Act of 1934, as amended (the “Exchange Act”), in the twelve months ending on the date hereof. As of their respective filing dates, the SEC Documents complied in all material respects as to form with the requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission.

6. Based in part upon the representations of the Purchasers contained in the Purchase Agreement, the Shares may be issued to the Purchasers without registration under the Securities Act of 1933, as amended.

7. The Company is not an Investment Company within the meaning of the Investment Company Act of 1940, as amended.

8. No consent, license, permit, waiver approval or authorization of, or designation, declaration, registration or filing with, the Securities and Exchange Commission or any state securities regulatory authority is required in connection with the offer, sale, issuance or delivery of the Shares, other than the filing of a Form 8-K with respect to the closing of the transaction contemplated by the Transaction Documents and the possible filing of a Form D with the Securities and Exchange Commission.

Whenever an opinion or statement herein is qualified by the words “to our knowledge” or other words of similar import, it is intended to indicate that the attorneys practicing law with this firm who represented the Company in connection with the transactions contemplated by the Purchase Agreement have no actual knowledge of any facts or information contrary to such opinion or statement.

B-2-2

Members of our firm are admitted to practice law in the States of Illinois and New York and our opinions expressed herein are limited solely to the federal laws of the United States of America, the laws of the State of Illinois, the laws of the State of New York and the corporate laws of the State of Delaware, and we express no opinion herein concerning the laws of any other jurisdiction.

The opinions and statements expressed herein are as of the date hereof. We assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to our attention or any changes in applicable law which may hereafter occur.

The opinions expressed herein have been rendered at your request solely for the purposes of the transaction contemplated by the Purchase Agreement, are solely for your benefit and may not be used or relied upon in any manner by any other person or by you for any other purpose without our express written consent.

Very truly yours,

MAYER, BROWN, ROWE & MAW LLP

B-2-3

Exhibit C-1

Registration Statement

C-1-1

Exhibit C-2

Plan of Distribution

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

C-2-1

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

C-2-2

Exhibit D

INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire Purchase Agreement)

A.	Complete the following items in the Purchase Agreement:

1. Complete and execute the Purchaser Signature Page. The Agreement must be executed by an individual authorized to bind the Purchaser.

2. Exhibit F-1 - Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire;

3. Exhibit F-2 - Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.

4. Return, via facsimile, the signed Purchase Agreement including the properly completed Exhibits F-1 and F-2, to:

Mayer, Brown, Rowe & Maw LLP
Facsimile: (312) 706-8540
Attn: Michael A. Serafini, Esq.

5. After completing instruction number four (4) above, deliver the original signed Purchase Agreement including the properly completed Exhibits F-1 and F-2 to:

Mayer, Brown, Rowe & Maw LLP
71 South Wacker Drive
Chicago, Illinois 60606-4637
Attn: Michael A. Serafini, Esq.

B.	Instructions regarding the transfer of funds for the purchase of Company Shares will be telecopied to the Purchaser by the Company at a later date.

C.	Upon the resale of any Company Shares by the Purchaser after the Registration Statement covering any Company Shares is effective, as described in the Purchase Agreement, the Purchaser:

1. Must deliver a current prospectus, and annual and quarterly reports of the Company to the buyer (prospectuses, and annual and quarterly reports may be obtained from the Company at the Purchaser’s request).

Exhibit D-1

Broadwing Corporation

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Company Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Company Shares and the registered holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number of the registered holder listed in response to item 1 above:

4.	The Tax Identification Number of the registered holder listed in response to item 1 above:

Exhibit D-2

Broadwing Corporation

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the Registration Statement, please provide us with the following information regarding the Purchaser.

1. Please state your organization’s name exactly as it should appear in the Registration Statement:

2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                            Yes                                                                      No

If yes, please indicate the nature of any such relationship below:

3. Are you the beneficial owner of any other securities of the Company?

                            Yes                                                                      No

If yes, please describe the nature and amount of such ownership.

4. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

                            Yes                                                                      No

If yes, please describe the nature and amount of such arrangements.

Schedule 3.1(a)

List of Subsidiaries

Broadwing Communications Corporation

CIII Communications LLC

Broadwing Communications LLC

D-1

Schedule 3.1(f)

Warrants, Options and Other Convertible Securities

As of February 28, 2006, the Company had outstanding options to purchase 3,650,811 shares of Common Stock.

As of February 28, 2006, the Company had outstanding warrants to purchase 3,457,838 shares of Common Stock.

The exercise price of warrants to purchase 2,732,838 shares of Common Stock will be adjusted downward from $22.49 as a result of the issuance and sale of the Shares to the Purchasers.

D-2

Schedule 4.5

Use of Proceeds

None.

D-3